BlackRock Basic Value Fund, Inc.

(the “Fund”)

Supplement dated December 5, 2014
to the Prospectus dated October 28, 2014

On or about February 4, 2015, the Fund will cease to invest in Master Basic Value LLC (the “Master LLC”) as part of a “master-feeder” structure and will instead operate as a stand-alone fund. In connection with this change, the Fund will enter into a management agreement with BlackRock Advisors, LLC (“BlackRock”), the terms of which will be substantially the same as the existing management agreement between BlackRock and the Master LLC, including the management fee rate. Additionally, the change to a stand-alone structure is not expected to change the fees and expenses borne by the Fund or create a taxable event for the Fund or its shareholders.

Shareholders should retain this Supplement for future reference.

PRO-10042-1214SUP